                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                D.R. HORTON, INC.
                (Co-registrants are listed on the following page)
-------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                    Delaware                                   75-2386963
--------------------------------------------------       ----------------------
    (State of Incorporation or Organization)                 (IRS Employer
                                                            Identification No.)

        1901 Ascension Blvd., Suite 100
                Arlington, Texas                                 76006
--------------------------------------------------       ----------------------
    (Address of principal executive offices)                   (zip code)

    If this form relates to the                   If this form relates to the
    registration of a class of securities         registration of a class of
    pursuant to Section 12(b) of the              securities pursuant to
    Exchange Act and is effective                 Section 12(g) of the Exchange
    pursuant to General Instruction               Act and is effective pursuant
    A.(c), please check the following             to General Instruction A.(d),
    box.  /X/                                     please check the following
                                                  box.  / /

Securities Act registration statement file number to which this
form  relates:                                                  ---------------
                                                                (If Applicable)


Securities to be registered pursuant to Section 12(b) of the Act:


       Title of Each Class                                                Name of Each Exchange on
       to be so Registered                                               Which Each Class is to be
       -------------------                                                       Registered
                                                                                 ----------

9-3/4% Senior Subordinated Notes Due 2010 of the Registrant,              New York Stock Exchange
together with Guarantees of such Senior Subordinated Notes
by direct and indirect Subsidiaries of the Registrant


Securities to be registered pursuant to Section 12(g) of the Act:

                                      None
-------------------------------------------------------------------------------
                                (Title of class)

         The following direct and indirect subsidiaries of the Registrant may guarantee the debt securities and are co-registrants under this registration statement.


                                                   JURISDICTION OF
                                                    INCORPORATION            I.R.S. EMPLOYER
           NAME OF CO-REGISTRANT                   OR ORGANIZATION         IDENTIFICATION NO.
           ---------------------                   ---------------         ------------------
C. Richard Dobson Builders, Inc.                   Virginia                     54-1082672
CH Investments of Texas, Inc.                      Delaware                     86-0831611
CHI Construction Company                           Arizona                      86-0533370
CHTEX of Texas, Inc.                               Delaware                     74-2791268
Continental Homes, Inc.                            Delaware                     86-0515339
Continental Homes of Florida, Inc.                 Florida                      59-1237314
Continental Homes of Texas, L.P.                   Texas                        74-2791904
Continental Residential, Inc.                      California                   86-0724231
D.R. Horton, Inc. - Birmingham                     Alabama                      62-1666398
D.R. Horton, Inc. - Chicago                        Delaware                     75-2795240
D.R. Horton, Inc. - Denver                         Delaware                     75-2666727
D.R. Horton, Inc. - Greensboro                     Delaware                     75-2599897
D.R. Horton, Inc. - Louisville                     Delaware                     75-2636512
D.R. Horton, Inc. - Minnesota                      Delaware                     75-2527442
D.R. Horton, Inc. - New Jersey                     Delaware                     75-2665362
D.R. Horton, Inc. - Portland                       Delaware                     75-2763765
D.R. Horton, Inc. - Sacramento                     California                   75-2569592
D.R. Horton, Inc. - San Diego                      Delaware                     75-2460269
D.R. Horton - Texas, Ltd.                          Texas                        75-2491320
D.R. Horton, Inc. - Torrey                         Delaware                     75-2689997
D.R. Horton Los Angeles Holding Company, Inc.      California                   75-2589298
D.R. Horton Management Company, Ltd.               Texas                        75-2436079
D.R. Horton San Diego Holding Company, Inc.        California                   75-2589293
DRH Cambridge Homes, Inc.                          California                   75-2589359
DRH Construction, Inc.                             Delaware                     75-2633738
DRH Tucson Construction, Inc.                      Delaware                     75-2709796
DRHI, Inc.                                         Delaware                     75-2433464
KDB Homes, Inc.                                    Delaware                     86-0565376
Meadows I, Ltd.                                    Delaware                     75-2436082
Meadows II, Ltd.                                   Delaware                     51-0342206
Meadows IX, Inc.                                   New Jersey                   75-2684821
Meadows X, Inc.                                    New Jersey                   75-2684823
SGS Communities at Grande Quay, LLC                New Jersey                   22-3481784


                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         The material set forth in the section captioned "Description of Debt Securities" in the Registrant's Form S-3 Registration Statement (Registration No. 333-76175) filed with the Securities and Exchange Commission (the "Commission") on April 13, 1999, and the section captioned "Description of Notes" in the Registrant's Prospectus Supplement dated September 6, 2000, filed or to be filed pursuant to Rule 424(b) and incorporated by reference therein, is incorporated herein by reference.

Item 2.  EXHIBITS.


Exhibit No.             Description
-----------             -----------

1 Indenture, dated as of September 11, 2000, to be executed by D.R. Horton, Inc., the Guarantors named therein and American Stock Transfer and Trust Company, as Trustee, relating to the Senior Subordinated Debt
                        Securities of D.R. Horton, Inc., is incorporated herein by reference from Exhibit 4.1(a) to the Registrant's
                        Current Report on Form 8-K filed with the Commission on September 7, 2000.

2                       First Supplemental Indenture, dated as of September 11,
                        2000, to be executed by D.R. Horton, Inc., the Guarantors named therein and American Stock Transfer and Trust Company, as Trustee, relating to the 9-3/4% Senior
                        Subordinated Notes due 2010 of D.R. Horton, Inc., is incorporated herein by reference from Exhibit 4.1(b) to the Registrant's Current Report on Form 8-K filed with the Commission on September 7, 2000.

3 Indenture, dated as of June 9, 1997, among the Registrant, the guarantors named therein and American
                        Stock Transfer & Trust Company, as Trustee, relating to
                        Senior Debt Securities, is incorporated herein by reference from Exhibit 4.1(a) to the Registrant's
                        Registration Statement on Form S-3 (Registration No.
                        333-27521) filed with the Commission on May 21, 1997.

4 First Supplemental Indenture, dated as of June 1, 1997, among the Registrant, the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, relating to the 8 3/8% Senior Notes due 2009, including the form of the Registrant's 8 3/8% Senior Notes due
                        2009, is incorporated by reference from Exhibit 4.1 to the Registrant's Form 8-K/A dated April 1, 1997, filed with the Commission on June 6, 1997.

5                       Second Supplemental Indenture, dated as of September 30,
                        1997, among the Registrant, the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, is incorporated by reference from Exhibit 4.4 to the Registrant's Annual Report on Form 10-K for the fiscal year ended September


                                       3


                        30, 1997, filed with the Commission on December 8,
                        1997.

6                       Third Supplemental Indenture, dated as of April 17,
                        1998, among the Registrant, the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, is incorporated by reference form Exhibit 4.3 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 1998, filed with Commission on May 14, 1998.

7                       Fourth Supplemental Indenture, dated as of April 20,
                        1998, among the Registrant, the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, is incorporated by reference from 4.4 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 1998, filed with Commission on May 14, 1998.

8                       Fifth Supplemental Indenture, dated as of August 31,
                        1998, among the Registrant, the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, is incorporated herein by reference from Exhibit 4.7 to the Registrant's Annual Report on Form 10-K for the fiscal year ended September 30, 1998, filed with the Commission on December 10, 1998.

9                       Sixth Supplemental Indenture, dated as of February 4,
                        1999, among the Registrant, the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, relating to the 8% Senior Notes due 2009, including the form of the Registrant's 8% Senior Notes due 2009, is incorporated herein by reference from Exhibit 4.1 to the Registrant's Form 8-K filed with the Commission on February 2, 1999.

10                      Seventh Supplemental Indenture, dated as of August 31,
                        1999, among the Registrant, the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, is incorporated herein by reference from Exhibit 4.9 to the Registrant's Annual Report on Form 10-K for the fiscal year ended September 30, 1999, filed with the Commission on December 10, 1999.

11                      Eighth Supplemental Indenture, dated as of March 21,
                        2000, among the Registrant, the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, relating to the 10-1/2% Senior Notes due 2005, including the form of the Registrant's 10-1/2% Senior Notes due
                        2005, is incorporated herein by reference from Exhibit
                        4.1 to the Registrant's Current Report on Form 8-K, filed with the Commission on March 17, 2000.

12                      Ninth Supplemental Indenture, dated as of March 31,
                        2000, among the Registrant, the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, is incorporated herein by reference from Exhibit 4.5 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 2000, filed with the Commission on May 12, 2000.


                                       4


13 Tenth Supplemental Indenture, dated as of June 5, 2000, among the Registrant, the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, relating to the 10-1/2% Senior Notes due 2005, including the form of the Registrant's 10-1/2% Senior Notes due
                        2005, is incorporated herein by reference from Exhibit
                        4.1 to the Registrant's Current Report on Form 8-K, filed with the Commission on June 6, 2000.

14                      Indenture dated as of April 15, 1996 between Continental
                        Homes Holding Corp. ("Continental") and First Union
                        National Bank, as Trustee, relating to the 10% Senior
                        Notes due 2006, including the form of the Registrant's
                        10% Senior Notes due 2006, is incorporated herein by reference from Exhibit 4.1 to Continental's Annual
                        Report on Form 10-K for the year ended May 31, 1996. The
                        Commission file number for Continental is 1-10700.

15                      First Supplemental Indenture, dated as of April 20,
                        1998, among the Registrant, the guarantors named therein and First Union National Bank, as Trustee, is incorporated by reference from Exhibit 4.5 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 1998, filed with the Commission on May 14, 1998

16                      Second Supplemental Indenture, dated as of August 31,
                        1998, among the Registrant, the guarantors named herein and First Union National Bank, as Trustee, is incorporated by reference from Exhibit 4.10 to the Registrant's Annual Report on Form 10-K for the fiscal year ended September 30, 1998, filed with the Commission on December 10, 1998.

17                      Third Supplemental Indenture, dated as of August 31,
                        1999, among the Registrant, the guarantors named herein and First Union National Bank, as Trustee, is incorporated by reference from Exhibit 4.13 to the Registrant's Annual Report on Form 10-K for the fiscal year ended September 30, 1999, filed with the Commission on December 10, 1999.

18                      Amended and Restated Master Loan and Inter-Creditor
                        Agreement dated as of July 1, 1999, among D.R. Horton,
                        Inc., as a Borrower; Nationsbank, N.A., Bank of America
                        National Trust and Savings Association, Fleet National
                        Bank, Bank United, Comerica Bank, Credit Lyonnais New
                        York Branch, Societe Generale, Southwest Agency, The
                        First National Bank of Chicago, PNC Bank, National
                        Association, Amsouth Bank, Bank One, Arizona, NA, First
                        American Bank Texas, SSB, Harris Trust and Savings Bank,
                        Sanwa Bank California, Norwest Bank Arizona, National
                        Association,. Wachovia Mortgage Company and Summit Bank, as Banks; and Nationsbank, N.A., as Administrative
                        Agent, is incorporated by reference from Exhibit 10.21 to the Registrant's Annual Report on Form 10-K for the fiscal year ended September 30, 1999, filed with the Commission on December 10, 1999.


                                       5


                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange
Act of 1934, as amended, the Registrant has duly caused this Registration
Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                    D.R. HORTON, INC.

Date:  September 7, 2000            By: /s/ Samuel R. Fuller
                                       ----------------------------------------
                                                   Samuel R. Fuller
                                       Executive Vice President, Treasurer, and
                                               Chief Financial Officer


                              CO-REGISTRANTS:
                              --------------
                              C. Richard Dobson Builders, Inc.
                              CHI Construction Company
                              CHTEX of Texas, Inc.
                              Continental Homes, Inc.
                              Continental Homes of Florida, Inc.
                              Continental Residential, Inc.
                              D.R. Horton, Inc. - Birmingham
                              D.R. Horton, Inc. - Chicago
                              D.R. Horton, Inc. - Denver
                              D.R. Horton, Inc. - Greensboro
                              D.R. Horton, Inc. - Louisville
                              D.R. Horton, Inc. - Minnesota
                              D.R. Horton, Inc. - New Jersey
                              D.R. Horton, Inc. - Portland
                              D.R. Horton, Inc. - Sacramento
                              D.R. Horton, Inc. - San Diego
                              D.R. Horton - Texas, Ltd.
                              D.R. Horton, Inc. - Torrey
                              D.R. Horton Los Angeles Holding Company, Inc.
                              D.R. Horton San Diego Holding Company, Inc.
                              DRH Cambridge Homes, Inc.
                              DRH Construction, Inc.
                              DRH Tucson Construction, Inc.
                              DRHI, Inc.
                              KDB Homes, Inc.
                              Meadows I, Ltd.
                              Meadows IX, Inc.
                              Meadows X, Inc.


                              By:  /s/ Samuel R. Fuller
                                 --------------------------------------
                                   Samuel R. Fuller
                                   Treasurer of the
                                   Co-Registrants listed above


                                       6


                              CH INVESTMENTS OF TEXAS INC.
                              MEADOWS II, LTD.



                              By:  /s/ William Peck
                                 --------------------------------------
                                   William Peck
                                   President


























                                       7




                              CONTINENTAL HOMES OF TEXAS, L.P.
                              By:  CHTEX of Texas, Inc., its general partner


                              By:  /s/ Samuel R. Fuller
                                 --------------------------------------
                                   Samuel R. Fuller, Treasurer


                              D.R. HORTON MANAGEMENT COMPANY, LTD
                              D.R. HORTON - TEXAS, LTD.

                              By:  Meadows I, Ltd., its general partner



                                   By:  /s/ Samuel R. Fuller
                                      --------------------------------------
                                        Samuel R. Fuller, Treasurer

                              SGS COMMUNITIES AT GRANDE QUAY, LLC


                              By:  Meadows IX, Inc., a member



                                   By:  /s/ Samuel R. Fuller
                                      --------------------------------------
                                        Samuel R. Fuller, Treasurer

                              and


                              By:  Meadows X, Inc., a member


                                   By:  /s/ Samuel R. Fuller
                                      --------------------------------------
                                        Samuel R. Fuller, Treasurer






                                       8


                                  EXHIBIT INDEX



Exhibit No.             Description
-----------             -----------

1 Indenture, dated as of September 11, 2000, to be executed by D.R. Horton, Inc., the Guarantors named therein and American Stock Transfer and Trust Company, as Trustee, relating to the Senior Subordinated Debt
                        Securities of D.R. Horton, Inc., is incorporated herein by reference from Exhibit 4.1(a) to the Registrant's
                        Current Report on Form 8-K filed with the Commission on September 7, 2000.

2                       First Supplemental Indenture, dated as of September 11,
                        2000, to be executed by D.R. Horton, Inc., the Guarantors named therein and American Stock Transfer and Trust Company, as Trustee, relating to the 9-3/4% Senior
                        Subordinated Notes due 2010 of D.R. Horton, Inc., is incorporated herein by reference from Exhibit 4.1(b) to the Registrant's Current Report on Form 8-K filed with the Commission on September 7, 2000.

3 Indenture, dated as of June 9, 1997, among the Registrant, the guarantors named therein and American
                        Stock Transfer & Trust Company, as Trustee, relating to
                        Senior Debt Securities, is incorporated herein by reference from Exhibit 4.1(a) to the Registrant's
                        Registration Statement on Form S-3 (Registration No.
                        333-27521) filed with the Commission on May 21, 1997.

4 First Supplemental Indenture, dated as of June 1, 1997, among the Registrant, the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, relating to the 8 3/8% Senior Notes due 2009, including the form of the Registrant's 8 3/8% Senior Notes due
                        2009, is incorporated by reference from Exhibit 4.1 to the Registrant's Form 8-K/A dated April 1, 1997, filed with the Commission on June 6, 1997.

5                       Second Supplemental Indenture, dated as of September 30,
                        1997, among the Registrant, the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, is incorporated by reference from Exhibit 4.4 to the Registrant's Annual Report on Form 10-K for the fiscal year ended September 30, 1997, filed with the Commission on December 8, 1997.

6                       Third Supplemental Indenture, dated as of April 17,
                        1998, among the Registrant, the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, is incorporated by reference form Exhibit 4.3 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 1998, filed with Commission on May 14, 1998.

7                       Fourth Supplemental Indenture, dated as of April 20,
                        1998, among the Registrant, the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, is incorporated by reference from 4.4 to the Registrant's


                                       9



                        Quarterly Report on Form 10-Q for the quarter ended
                        March 31, 1998, filed with Commission on May 14, 1998.

8                       Fifth Supplemental Indenture, dated as of August 31,
                        1998, among the Registrant, the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, is incorporated herein by reference from Exhibit 4.7 to the Registrant's Annual Report on Form 10-K for the fiscal year ended September 30, 1998, filed with the Commission on December 10, 1998.

9                       Sixth Supplemental Indenture, dated as of February 4,
                        1999, among the Registrant, the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, relating to the 8% Senior Notes due 2009, including the form of the Registrant's 8% Senior Notes due 2009, is incorporated herein by reference from Exhibit 4.1 to the Registrant's Form 8-K filed with the Commission on February 2, 1999.

10                      Seventh Supplemental Indenture, dated as of August 31,
                        1999, among the Registrant, the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, is incorporated herein by reference from Exhibit 4.9 to the Registrant's Annual Report on Form 10-K for the fiscal year ended September 30, 1999, filed with the Commission on December 10, 1999.

11                      Eighth Supplemental Indenture, dated as of March 21,
                        2000, among the Registrant, the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, relating to the 10-1/2% Senior Notes due 2005, including the form of the Registrant's 10-1/2% Senior Notes due
                        2005, is incorporated herein by reference from Exhibit
                        4.1 to the Registrant's Current Report on Form 8-K, filed with the Commission on March 17, 2000.

12                      Ninth Supplemental Indenture, dated as of March 31,
                        2000, among the Registrant, the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, is incorporated herein by reference from Exhibit 4.5 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 2000, filed with the Commission on May 12, 2000.

13 Tenth Supplemental Indenture, dated as of June 5, 2000, among the Registrant, the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, relating to the 10-1/2% Senior Notes due 2005, including the form of the Registrant's 10-1/2% Senior Notes due
                        2005, is incorporated herein by reference from Exhibit
                        4.1 to the Registrant's Current Report on Form 8-K, filed with the Commission on June 6, 2000.

14                      Indenture dated as of April 15, 1996 between Continental
                        Homes Holding Corp. ("Continental") and First Union
                        National Bank, as Trustee, relating to the 10% Senior
                        Notes due 2006, including the form of the Registrant's
                        10% Senior Notes due 2006, is incorporated herein by reference from Exhibit 4.1 to Continental's Annual
                        Report on Form 10-K for the year ended May 31, 1996. The
                        Commission file number for Continental is 1-10700.

15                      First Supplemental Indenture, dated as of April 20,
                        1998, among the Registrant, the guarantors named therein and First Union National Bank, as


                                      10


                        Trustee, is incorporated by reference from Exhibit 4.5 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 1998, filed with the Commission on May 14, 1998

16                      Second Supplemental Indenture, dated as of August 31,
                        1998, among the Registrant, the guarantors named herein by reference from Exhibit 4.10 to the Registrant's
                        Annual Report on Form 10-K for the fiscal year ended
                        September 30, 1998, filed with the Commission on December 10, 1998.

17                      Third Supplemental Indenture, dated as of August 31,
                        1999, among the Registrant, the guarantors named herein and First Union National Bank, as Trustee, is incorporated by reference from Exhibit 4.13 to the Registrant's Annual Report on Form 10-K for the fiscal year ended September 30, 1999, filed with the Commission on December 10, 1999.

18                      Amended and Restated Master Loan and Inter-Creditor
                        Agreement dated as of July 1, 1999, among D.R. Horton,
                        Inc., as a Borrower; Nationsbank, N.A., Bank of America
                        National Trust and Savings Association, Fleet National
                        Bank, Bank United, Comerica Bank, Credit Lyonnais New
                        York Branch, Societe Generale, Southwest Agency, The
                        First National Bank of Chicago, PNC Bank, National
                        Association, Amsouth Bank, Bank One, Arizona, NA, First
                        American Bank Texas, SSB, Harris Trust and Savings Bank,
                        Sanwa Bank California, Norwest Bank Arizona, National
                        Association,. Wachovia Mortgage Company and Summit Bank, as Banks; and Nationsbank, N.A., as Administrative
                        Agent, is incorporated by reference from Exhibit 10.21 to the Registrant's Annual Report on Form 10-K for the fiscal year ended September 30, 1999, filed with the Commission on December 10, 1999.
















                                      11